UNITED STATES

                                   SECURITIES
                             AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            05/29/98 (05/15/98)



                         LASER-PACIFIC MEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

                               Delaware 95-3824617
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

               809 N. Cahuenga Blvd., Hollywood, California 90038
               (Address of principal executive offices) (Zip Code)

       Registrant' telephone number, including area code: (213) 462-6266

                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
         (Former Name or former address, if changed since last report).

ITEM II  Disposal of Assets

     On May 15, 1998, Laser Pacific Media Corp. completed the sale of the Company's majority interest in Pacific Video Canada, Inc. (PVC) to Command Post and Transfer of Toronto, Canada. The total sales price, determined through arms-length negotiations, was $3.83 million, the proceeds of which, net of income taxes, will be used to reduce outstanding debt and to provide working capital.


ITEM V11  Financial Statements and Pro-Forma Financial Information and Exhibits

     The following pro-forma condensed Balance Sheet as of March 31, 1998, and the pro-forma condensed Statements of Operations for the three months ended March 31, 1998, and the year ended December 31, 1997, give effect to the sale of the Company's majority interest (77%) in Pacific Video Canada, Inc. (PVC). The adjustments related to the pro-forma consolidated Balance Sheet assume that the transaction was consummated at March 31, 1998, while the adjustments to the condensed Statements of Operations assume the transaction was consummated at the beginning of the period. The sale was completed on May 15, 1998.

     The pro-forma information is based on the historical financial statements of Laser Pacific Media Corp. (LPAC, the Company), and reflect the elimination of the Company's investment in PVC, and the income produced by the investment.

     These pro-forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or what may be achieved in the future.

                         LASER-PACIFIC MEDIA CORPORATION
                                AND SUBSIDIARIES
                      Condensed Balance Sheets (Unaudited)
                              As of March 31, 1998


                                                              Elimination
                                                                Of PVC          Recognition               LPMC
                                               LPMC             Net of           of sale of            Pro-Forma
                                          March 31, 1998     Consolidating          PVC              March 31, 1998
                                                                Entries
                                          ===============    ================  ==============      =================
Assets
Cash                                            $193,728            (114,190)       1,514,934  (1)         1,594,472

Non-cash current assets                        4,462,965            (335,620)                              4,127,345

Net property and equipment                    16,254,649          (4,689,784)                             11,564,865

Other assets                                     524,088            (205,456)                                318,632

Investments held for sale                                           2,846,374     (2,846,374)  (2)                 -

                                          ===============      ===============   =============      =================
                                              21,435,430          (2,498,676)     (1,331,440)             17,605,314

Liabilities and Stockholders' Equity
Current liabilities                           $7,217,366            (953,521)     (1,933,000)  (3)
                                                                                      100,000  (4)         4,430,845
Notes  payable  to  bank  and  long-term       7,353,635          (1,008,361)       (362,000)  (3)         5,983,274
debt, less current installments

Minority Interest                                536,794            (536,794)                                      -

Stockholders' equity:
Common stock, $.0001 par value.                      713                                                         713
Authorized 25,000,000 shares; issued
and outstanding 7,128,172 shares at
December 31, 1997 and March 31, 1998,

Additional paid-in capital                    19,772,440                                                  19,772,440

Accumulated deficit                         (13,445,518)                              863,560  (5)      (12,581,958)

   Net stockholders' equity                    6,327,635                              863,560              7,191,195

                                          ===============        =============    =============    =================
                                              21,435,430          (2,498,676)     (1,331,440)             17,605,314


(1)   Record funds to be used for working capital.
(2)   Record the sale of investment in Pacific Video Canada, Ltd. (PVC).
(3)   Reflect the use of the proceeds from the sale of PVC to reduce debt.
(4)   Record estimated income tax liability on the gain on the sale of PVC.
(5) Estimated retained earnings impact of the sale of PVC, net of income tax effect.

                         LASER-PACIFIC MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Condensed Statements of Operations (Unaudited)
                    For the three months ended March 31, 1998




                                                                                      Pro-Forma            Pro-Forma
                                                                     LPMC            Adjustments             LPMC
                                                                 ==============     =============        ==============
Revenues                                                      $      8,051,851        (1,249,905)  (1)       6,801,946
Operating costs                                                      5,927,686          (906,982)  (1)       5,020,704
                                                                 ==============     ==============       ==============
      Gross profit                                                   2,124,165          (342,923)            1,781,242

Selling, general and administrative
    and other expenses                                               1,201,341          (273,111)  (1)
                                                                                           35,538  (2)         963,768
                                                                 ==============     ==============       ==============
      Income (loss) from operations                                    922,824          (105,350)              817,474

Interest expense                                                       377,322           (34,537)  (1)
                                                                                         (87,000)  (3)         255,785
Other Income                                                            46,457                                  46,457
Minority Interest in Net Income of Consolidated Subsidiary             (4,436)              4,436  (2)               -
                                                                 ==============     ==============      ==============
      Income from continuing operations before income taxes            587,523             20,623              608,146

Income taxes                                                            32,227           (16,227)  (1)          16,000
                                                                 ==============     ==============       ==============
      Income from continuing operations                                555,296             36,850              592,146

Gain on disposal of assets (net of income tax expense of                                  850,000  (4)         850,000
      $100,000)
                                                                 ==============     ==============       ==============
      Net Income                                                       555,296            886,850            1,442,146
                                                                 ==============     ==============       ==============

Earning Per Share
     Basic Net Income
       Income from continuing operations                                  0.08                                    0.08
       Gain on disposal of assets                                            -                                    0.12
                                                                 ==============                          ==============
                                            Basic Net Income              0.08                                    0.20

     Diluted Net Income
       Income from continuing operations                                  0.07                                    0.08
       Gain on disposal of assets                                            -                                    0.11
                                                                 ==============                          ==============
                                          Diluted Net Income              0.07                                    0.19

                                                                 ==============                          ==============
Weighted average shares outstanding (basic)                          7,128,172                               7,128,172

                                                                 ==============                          ==============
Weighted average shares outstanding (diluted)                        7,411,229                               7,411,229

1.    Elimination of Pacific Video Canada, Ltd. (PVC) revenues and expenses.
2.    Reversal of Eliminating Consolidating entries.
3. Reduction of estimated interest expense on debt retired, net of estimated interest that would have been earned on working capital funds.
4. Recognize gain on sale of PVC. The gain recognized as of March 31, 1998 differs from the gain recognized as of December 31, 1997 because the Company's investment in PVC changes as a result of income recognized from PVC.

                         LASER-PACIFIC MEDIA CORPORATION
                                AND SUBSIDIARIES
                 Condensed Statements of Operations (Unaudited)
                  For the twelve months ended December 31, 1997





                                                                                      Pro-Forma            Pro-Forma
                                                                     LPMC            Adjustments             LPMC
                                                                 ==============     =============        ==============
Revenues                                                      $     28,290,924        (5,265,654)  (1)      23,025,270
Operating costs                                                     22,550,389        (3,479,954)  (1)      19,070,435
                                                                 ==============     =============        ==============
      Gross profit                                                   5,740,535        (1,785,700)            3,954,835

Selling, general and administrative
    and other expenses                                               4,279,026        (1,213,183)  (1)
                                                                                          141,842  (2)       3,207,685
                                                                 ==============     ==============       ==============
      Income (loss) from operations                                  1,461,509          (714,359)              747,150

Interest expense                                                     1,563,316          (116,843)  (1)
                                                                                        (396,000)  (3)       1,050,473
Other Income                                                            40,687            (6,532)  (1)          34,155
Minority Interest in Net Income of Consolidated Subsidiary            (54,070)             54,070  (2)
                                                                 ==============     ==============       ==============
      Income from continuing operations before income taxes          (115,190)          (153,978)            (269,168)

Income taxes                                                           232,000          (227,022)  (1)           4,978
                                                                 ==============     ==============       ==============
      Income from continuing operations                              (347,190)             73,044            (274,146)

Gain on disposal of assets (net of income tax expense of                                  991,000  (4)         991,000
      $100,000)
                                                                 ==============     ==============       ==============
      Net Income                                                     (347,190)          1,064,044              716,854

Earning Per Share
      Basic Net Income
         Income from continuing operations                              (0.05)                                  (0.04)
         Gain on disposal of assets                                          -                                    0.14
                                                                 ==============                          ==============
                                            Basic Net Income            (0.05)                                    0.10

      Diluted Net Income
         Income from continuing operations                              (0.05)                                  (0.04)
         Gain on disposal of assets                                          -                                    0.14
                                                                 ==============                          ==============
                                          Diluted Net Income            (0.05)                                    0.10

                                                                 ==============                          ==============
Weighted average shares outstanding (basic)                          7,128,172                               7,128,172

                                                                 ==============                          ==============
Weighted average shares outstanding (diluted)                        7,128,172                               7,128,172


1.    Elimination of Pacific Video Canada, Ltd. (PVC) revenues and expenses.
2.    Reversal of Eliminating Consolidating entries.
3. Reduction of projected interest expense on debt retired, net of projected interest earned on working capital funds.
4. Recognize gain on sale of PVC. The gain recognized as of December 31, 1997 differs from the gain recognized as of March 31, 1998 because the Company's investment in PVC changes as a result of income recognized from PVC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Laser-Pacific Media Corporation


Date:    May 29, 1998                    By /s/ Robert McClain
                                                Chief Financial Officer
                                                and Secretary

                                               (Duly Authorized Officer of the
                                                Registrant)